UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.                                                         Report to Shareholders

Filed herewith.

annual report

  december 31, 2019

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

table of contents

Message from the Chairman (unaudited)	1
Income and Equity Fund (unaudited)	4
Balanced Fund (unaudited)	8
Large Cap Value Fund (unaudited)	11
Mid Cap Value Fund (unaudited)	14
Small Cap Value Fund (unaudited)	17
Schedule of Investments	22
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	61
Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts (unaudited)	62
Directors and Officers (unaudited)	66
Additional Tax Information (unaudited)	68

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Throughout the year, the ebb and flow in both the equity and bond markets reflected underlying optimism or angst amidst on again, off again updates on U.S./China trade negotiations. In mid-December, the White House and China announced a 'phase one' trade agreement; the deal, then light on the details, nevertheless de-escalated trade tensions. The deal canceled the 25% tariff on $160 billion of Chinese goods scheduled for mid-December yet retained tariffs on $370 billion of imports ($250 billion at 25%, and $120 billion at a reduced 7.5% rate). China agreed to purchase an extra $200 billion in U.S. agricultural, energy and manufactured products over the next two years, and develop a plan to implement practices regarding intellectual property rights. The agreement, while arguably achieving little regarding Chinese business practices, nevertheless delivered the sought after 'cease fire' in the trade war. Investors remained confident throughout the slow progress towards resolution that an agreement would alleviate some of the economic pressure for both economies. This optimism supported the markets' price gains during the quarter.

The U.S. economy remains resilient; fourth quarter GDP growth estimates anticipate a repeat of the third quarter's 2.1% GDP growth rate. The recent employment reports, with gains of over 400,000 jobs in November and December, an unemployment rate at 3.5%, a 50-year low, and, modest wage growth continue to support the economic growth forecast. That is, job growth helps support consumer spending which accounts for approximately 66% of the U.S. economy; the consumer portion of the domestic economy has offset the reduction in business spending related to trade uncertainties.

Across the globe, economies have managed modest growth despite the trade wars. The European Central Bank (ECB) continues to utilize negative interest rates to stimulate growth even though the long-term effectiveness of this strategy is increasingly problematic. Sweden, which introduced negative interest rates in 2015, one year after the ECB, discontinued the practice in December; the Riksbank determined that lending did not grow as expected because consumers instead hoarded cash. The policy continues in Japan, Switzerland and Denmark.

December elections in the United Kingdom provided the means for Prime Minister Boris Johnson to "get Brexit done," thereby removing the dark cloud over the UK and the European Union since 2016. The outright majority for the Conservative Party, the largest margin of victory since 1987, handed the Labour Party its largest loss since 1935. The unassailable victory for the Conservative Party, and Parliament's subsequent vote in favor of the Withdrawal Agreement, paved the way for the UK's departure from the EU on January 31st of this year and the beginning of an 11-month transition period.

Oil prices have ranged between the low $50s to low $60s per barrel. OPEC+ (including Russia) continue to reduce production in order to maintain a supply and demand equilibrium; meanwhile, geopolitical events in the Middle East remain a source of on-going concerns to oil supplies and prices. In the U.S., shale drilling has leveled off following multi-year growth. The recent emergence of energy as a significant component of the U.S. economy has helped to keep inflation rates low while supporting consumer and industrial products and services across the domestic economy.

The Federal Reserve, following its interest rate cut in mid-September and as widely expected, announced a further 25 basis point cut in late October. At that time, Chairman Powell stated, "The current ... [interest-rate] policy is likely to remain appropriate" as long as the economy expands moderately and the labor market stays strong. At the final, mid-December meeting of the year, the Fed confirmed that a 'no-interest rate change' policy would likely continue through 2020. The rate of inflation, which has long remained below the Fed's 2% target, continues to provide flexibility in monetary policy decision making.

Equity Investment Review

All of the major markets posted impressive results in 2019. For the third consecutive year, the technology-heavy Nasdaq (35.23%) maintained its leadership position, followed by the almost-identical results for the S&P 500® Index (28.88%) and the Russell Midcap® Index (28.25%), followed by the Russell 2000® Index (23.72%), and the Dow Jones Industrial Average (22.34%).

Market Review • December 31, 2019

Index[1]	Close	YTD Price Return
Dow Jones Industrial Average	28,538.44	22.34%
S&P 500® Index	3,230.78	28.88%
Nasdaq	8,972.61	35.23%
Russell Midcap® Index	2,381.91	28.25%
Russell 2000® Index (small cap)	1,668.47	23.72%
	12/31/19	12/31/18
10-Year T-Note Yield	1.92%	2.69%

Data: Bloomberg; Federal Reserve

Message

from the chairman continued

All of the eleven market sectors in the S&P 500® Index rose by double digits during the year; three of the four largest sectors by market weight, Information Technology (50.32%), Financials (32.13%), and Communication Services (32.69%), were also the top performers. Other sectors with impressive gains included Industrials (29.38%), Consumer Discretionary (27.94%), Consumer Staples (27.61%) and Health Care (20.82%).

Information Technology, the largest sector by market weight, contributed 32% of the Index's annual performance. Two companies, Apple, and Microsoft, which alone represented 7.8% of the Index by market weight, contributed 16% of the Index's results.

The yields on U.S. Treasuries declined during the year in reflecting both market demand and the Fed's actions to reduce the Fed Funds rate. The yield on the 3-month U.S. Treasury Bill fell from 2.45% to 1.55%; similarly, the yield on the 2-year U.S. Treasury Note fell 90 basis points to 1.58%. The yields on longer-term Treasuries also declined; the yield on the 10-year fell by 77 basis points, to 1.92%, while the yield on the 30-year declined by 63 basis points to 2.39%. Starting in May, and continuing into early October, the yield on the 10-year U.S. Treasury Note remained below the 3-month T-bill; and, the yield on the 2-year Treasury Note remained below the 3-month T-bill from March through late October. Normally, an "inverted yield curve" condition, which occurred in 2019 for the first time in twelve years, might indicate an upcoming recession. However, most economists consider this to be an anomaly related to the trade disputes. Interest rates began to stabilize in the fourth quarter following the Fed's interest rate cut and the trade agreement.

Looking Ahead

The global outlook is decidedly more positive than expectations one year ago when trade disputes generated fears of a potential recession. The U.S. and China have signed a phase one trade deal; the USMCA agreement to replace NAFTA, recently approved by the U.S., awaits Parliamentary approval in Canada; and the United Kingdom's exit from the EU has advanced to the challenges of implementation Brexit's 11-month transition period. Even so, trade-related constraints on business spending may continue as many tariffs remain in effect.

The outlook for interest rates and inflation remains stable. Chairman Powell, in meetings with both Houses of Congress, reiterated that the economy continues to expand; and that the Fed, which otherwise plans no interest rate changes, would be prepared to further reduce rates, if necessary, should the economy stumble. The Federal Reserve historically tries to maintain a neutral monetary policy during an election year.

Historically, election years tend to reward investors as incumbents seek to provide a positive economic backdrop for their re-election campaigns. And, inflationary concerns and the risk of a recession remains low as the Fed seeks to maintain a neutral approach to the economy. Overall market volatility may remain low; still, certain sectors may experience turbulence in response to specific market events.

Many analysts expect a recovery in global economic growth following the near-recessionary slide in 2019. Currently, the Organisation for Economic Cooperation and Development forecasts 2020 global growth at 3% and U.S. growth at 2%. The U.S. GDP forecast anticipates a somewhat more modest 1.5% expansion in 2020. Any additional improvement in trade relations with China and elsewhere would benefit these forecasts. A cautionary note emerged early in 2020 with the emergence in China of the deadly coronavirus. Investors remain vigilant to assess the potential global impact as the virus has spread to multiple countries and challenged

Message

from the chairman continued

health officials to contain the virus's spread. We anticipate that, as the health threat subsides, the modest economic expansion will continue as interest and inflation rates remain low and business managers remain cautious.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell Indices are unmanaged, market-weighted indices. The Russell Midcap® Index measures the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index measures the stocks of the 2,000 smallest publicly traded companies of the Russell 3000® Index. These indices are not available for direct investment.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading.

Pacific Advisors

  Income and Equity Fund (unaudited)

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/19 based on total investments)

1.	Corporate Bonds	32.25%
	Equities	58.90%
2.	Industrials	7.81%
3.	Consumer Discretionary	7.68%
4.	Information Technology	7.64%
5.	Health Care	7.63%
6.	Financials	7.39%
7.	Consumer Staples	6.14%
8.	Energy	5.42%
9.	Communication Services	3.93%
10.	Utilities	3.86%
11.	Materials	1.40%
12.	Preferred Stock	8.85%
Total Returns (For the year ended 12/31/19)
Class A	11.26%
Class C	10.35%

Barclays Capital U.S. Intermediate Corporate Bond Index[1]	10.14%
S&P 500® Index[1]	31.49%

Current expense ratio: net 4.19% (A), 4.96% (C); gross 4.94% (A), 5.71% (C). Prospectus expense ratio: net 3.25% (A), 4.00% (C); gross 4.00% (A); 4.75% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/19. "Prospectus" expense ratio is for the fiscal year ended 12/31/18.

Discussion with Portfolio Managers  February 26, 2020

Jingjing Yan, CFA

Fund Strategy

The Fund employs a conservative strategy that seeks to achieve total return through current income and capital appreciation. The Fund's fixed income holdings, typically investment-grade bonds and preferred stocks, are actively managed to seek the greatest income and return potential while minimizing risk. The Fund's equity holdings are a focused selection of 30-40 dividend-paying, blue chip stocks; the equity allocation depends upon economic and market conditions. When interest rates are low and the economic outlook is optimistic, the Fund's equity allocation, which typically ranges between 20% and 40%, often increases above 40% to capture dividend income as well as opportunities for price appreciation. During the period, the allocation to common stocks remained between 45% and 50%. Equity investments are selected based upon a history of price stability, long-term growth potential, and attractive dividend income.

Fund Performance1

During 2019, Class A shares rose 11.26% to underperform the Fund's the equity benchmark, the S&P 500® Index (31.49%), and outperform the fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (10.14%).

Overall Fund performance is best compared to a blended return2 based on the benchmarks (22.74% for the 1-year period) even though the composition of the Fund's fixed income and equity holdings differ from their respective benchmarks. Importantly, the Fund maintained substantially lower volatility than the benchmark as demonstrated by the Fund's one-year beta3 of 0.50 vs. the S&P 500® Index as of December 31st.

The Fund's combination of stock selection and sector allocation in Health Care, Industrials, and Consumer Staples outperformed the Index's results in each of these sectors. In particular, the Fund's overweighting in Health Care companies Abbvie and CVS, Industrials holdings Fastenal and Lockheed Martin, and Consumer company Proctor & Gamble, benefitted the Fund. The most significant contributors to performance during the year were global pharmaceutical giant Abbvie, Target, and Microsoft. Target (+94.0%) increased its earnings outlook and reported impressive multi-year growth in same store sales and digital sales with same-day fulfillment. Microsoft (+55.3%), now the second largest provider of cloud-based services, reported a 39% year-over-year increase in cloud services revenue, and a 38% increase in quarterly net income.

The Fund's most significant detractors from returns were Kohl's (-23.2%); Tapestry (-20.1%), and Pfizer (-10.2%). Retailer Kohl's lowered guidance and reported a decline in revenues, income and earnings per share. Tapestry, the corporate entity which includes the Coach, Kate Spade and Stuart Weitzman lines, continues to suffer from integration challenges, a decline in same store sales for Kate Spade, and delays in developing and delivering product for the Stuart Weitzman line. Pfizer reported a decline in revenues and earnings per share as the company is in the midst of a consumer healthcare joint venture with GlaxoSmithKline and a restructuring of the company's biopharma business into a new Upjohn division to include Mylan-Japan.

Fixed income holdings were primarily short-to-intermediate-term bonds (typically maturing in five years or less). During the period, several of the Fund's corporate bonds matured or were called in as issuers retired debt. The Fund holds corporate bonds and preferred stock of companies in the Financials sector;

1  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

2  Blended return calculated from the benchmark index returns based on ratio of stocks to fixed-income securities in the Fund's portfolio as of the end of the period.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Income and Equity Fund (unaudited) continued

most of these are variable rate securities with interest rates that adjust based on the 3-month LIBOR rate or the year-over-year change in the consumer price index ("CPI"); these investments provide both principal protection and attractive yields.

The Fund's fixed income allocation also reduces price volatility. The Fund's 3.56% dividend yield is significantly higher than the Barclays Capital benchmark's 2.42% yield while the Fund's fixed income holdings provided a 3.35% yield to maturity (or call) with a weighted average duration (1.50 years as of December 31st) substantially shorter than the 4.28 year weighted average duration of the benchmark, an unmanaged bond portfolio. Duration measures a portfolio's sensitivity to interest rate movements; when rates increase by 1%, the value of a portfolio with a 4-year duration would decrease by approximately 4%.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2010 through December 31, 2019 with the same investment in the S&P 500® Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2019

	Class A	Class C	Barclays Capital U.S. Intermediate Corporate Bond Index	S&P 500® Index
One Year	5.99%	9.35%	10.14%	31.49%
Five Year	2.11%	2.34%	3.73%	11.70%
Ten Year	4.54%	4.25%	4.54%	13.56%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $15,163, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Balanced Fund (unaudited)

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade U.S. corporate
Strategy:  bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/19 based on total investments)

	Equities	72.21%
1.	Industrials	14.77%
2.	Communication Services	11.09%
3.	Financials	9.75%
4.	Health Care	9.64%
5.	Consumer Discretionary	8.96%
6.	Information Technology	8.46%
7.	Consumer Staples	4.86%
8.	Energy	4.68%
9.	Corporate Bonds	24.56%
10.	Preferred Stock	3.23%
Total Returns (For the year ended 12/31/19)
Class A	12.28%
Class C	11.40%

S&P 500® Index[1]	31.49%
Barclays Capital U.S. Intermediate Corporate Bond Index[1]	10.14%

Current expense ratio: 6.54% (A); 7.27% (C). Prospectus expense ratio: 5.16% (A); 5.91% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/19. "Prospectus" expense ratio is for the fiscal year ended 12/31/18.

Discussion with Portfolio Managers  February 26, 2020

George A. Henning and Jingjing Yan, CFA

Fund Strategy

The Fund is designed for investors seeking to participate in the equity markets with reduced volatility. The Fund's strategy combines high-quality stocks across all market capitalizations with investment-grade corporate bonds. We identify leading, well-managed companies that generate high returns on capital and consistent earnings over a full economic cycle. We look to purchase stocks at a discount to our internal price targets with the expectation that, as the companies' growth strategies unfold, the stocks will appreciate over the medium-to-long-term. The Fund may experience periods of underperformance when short-term market trends overshadow long-term outlooks; yet, over time, performance should reflect the strength of these companies as they demonstrate the ability to grow through various economic and business cycles.

We manage the Fund's asset allocation based on our assessment of risk-appropriate investments in the context of the overall economic, market, and interest rate outlook. This balanced approach enables the Fund to take advantage of specific growth opportunities while reducing overall risk.

Fund Performance1

Class A shares of the Fund rose 12.28% in 2019 to underperform the Fund's equity benchmark, the S&P 500® Index (31.49%), and outperform the fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (10.14%).

The equity portion of the Fund includes a 54% allocation to large cap stocks; mid-cap stocks and small cap stocks represent 19% and 27%, respectively. Despite the mid-cap and small cap stock allocations, the Fund's one-year beta2, as compared against the S&P 500® Index, was 0.79. The results are in-line with the Fund's investment objective of participating in the equity markets with reduced volatility. The Fund's fixed income holdings remained concentrated in investment-grade issuers and shorter-term maturities (less than five years); the Fund's average duration (2.28 years) is significantly less than the Barclays Capital benchmark's 4.28 years.

The Fund's combination of stock selection and sector allocation in Communication Services, Health Care and Industrials outperformed the Index's results in each of these sectors. In particular, the Fund's overweighting in Alphabet Class A (+28.2%), CVS (+13.4%), AbbVie and container leasing company, Triton International, (+29.4%) benefitted performance. CVS reported a 32% growth in revenues for the year with the successful integration of its November 2018 acquisition of Aetna Inc. while Triton gained due to a combination of high utilization rates, cost savings and a 6.83% dividend yield (as of year-end). The Fund's top performer during the year was Apple (+86.2%) which soared on record quarterly revenues (earnings per share rose 19%) driven by strong demand for iPhone 11 and Wearables.

Underperformance, and relative over- or under-weightings compared to the benchmark in Consumer Discretionary, Information Technology and Energy stocks hurt the Fund. The Fund's most significant detractors during the year were Ulta Beauty (+3.4%); Conn's (-34.3%), and Navistar (+11.5%). Ulta Beauty, the largest U.S. beauty retailer, disappointed with lower sales growth due to delays in new product introductions. Conn's, a specialty retailer which offers in-house credit, reported an 8.4% decline in same store sales due to increased competition and price deflation in large screen televisions; still, the company continues to open new stores, including its initial entry into the Florida market in 2020. Truck manufacturer and distributor, Navistar suffered due to analyst expectations for lower sales in commercial Class 8 trucks. In late January 2020, the much anticipated buyout announcement from Traton (formerly Volkswagen Truck and Bus) was priced at a 21% premium over the year-end valuation.

1  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Balanced Fund (unaudited) continued

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2010 through December 31, 2019 with the same investment in the S&P 500® Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2019

	Class A	Class C	S&P 500® Index	Barclays Capital U.S. Intermediate Corporate Bond Index
One Year	5.84%	10.40%	31.49%	10.14%
Five Year	–2.54%	–2.12%	11.70%	3.73%
Ten Year	1.98%	1.81%	13.56%	4.54%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,963, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Large Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500® Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/19 based on total investments)

	Equities	100.00%
1.	Information Technology	18.47%
2.	Consumer Staples	18.19%
3.	Industrials	17.49%
4.	Financials	16.21%
5.	Consumer Discretionary	12.68%
6.	Communication Services	12.13%
7.	Health Care	4.83%
Total Returns (For the year ended 12/31/19)
Class A	27.87%
Class C	26.97%

S&P 500® Index[1]	31.49%

Current expense ratio: net 5.26% (A), 6.02% (C); gross 6.01% (A), 6.78% (C). Prospectus expense ratio: net 4.12% (A), 4.87% (C); gross 4.87% (A); 5.62% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 12/31/19. "Prospectus" expense ratio is for the fiscal year ended 12/31/18.

Pacific Advisors

  Large Cap Value Fund (unaudited) continued

Discussion with Portfolio Manager  February 26, 2020

Samuel C. Coquillard

Fund Strategy

The Fund uses a value-oriented, focused portfolio strategy (25 holdings as of 12/31/19) to invest in more conservative, less volatile U.S. stocks that pay attractive dividends. The Fund seeks to achieve long-term capital appreciation with reduced volatility. Holdings concentrate on mega-cap stocks of well-managed companies with dominant market positions, strong financials, and track records of steady growth. The weighted average market capitalization of Fund holdings ($304 billion as of 12/31/19) is over five times larger than the average of the benchmark S&P 500® Index. The mega-cap emphasis helps achieve stable total returns with moderate volatility relative to the broader market; as of December 31st, the Fund's one- and five-year betas1 were 1.00. The weighted average dividend yield was 2.05%; several holdings, including AT&T, MetLife, Coca-Cola, Wells Fargo, and United Parcel Service, paid dividends in excess of 3.00%.

Fund Performance2

During 2019, Class A shares rose 27.87% to underperform the benchmark S&P 500® Index's 31.49% gain. The Fund's combination of stock selection and sector allocation in Information Technology, Industrials, Consumer Staples, Financials, Consumer Discretionary, and Communication Services outperformed the Index's results in each of these sectors. In particular, the Fund's overweighting in Industrials holding Illinois Tool Works, Information Technology companies MasterCard and Apple, and Consumer Staples company Sysco, benefitted the Fund. The Fund's top contributors to returns during the year were Apple, Mastercard and Microsoft. Apple (+86.2%) soared on record quarterly revenues (earnings per share rose 19%) driven by strong demand for iPhone 11 and Wearables. Mastercard (+58.3%) reported a 13% increase in dollar volume and a 6% decrease in operating expenses. Microsoft (+55.3%), now the second largest provider of cloud-based services, reported a 39% year-over-year increase in cloud services revenue, and a 38% increase in quarterly net income.

Underperformance, and relative over- or under-weightings compared to the benchmark in Financials, Industrials and Consumer Discretionary stocks hurt the Fund. The Fund's most significant detractors during the period were FedEx (-6.3%), ExxonMobil (2.3%), and Wells Fargo (16.8%). FedEx reported lower operating results, higher ground delivery costs and the loss of business with Amazon (the one-month ban was lifted in January) as the company reworks its operations to better compete in the e-commerce arena. ExxonMobil reported lower earnings due to depressed oil prices and higher expenses. Wells Fargo's earnings losses reflect the bank's litigation accruals related to its retail sales practices; in February, the bank's new leadership agreed to a $3 billion settlement with the Department of Justice and the Securities and Exchange Commission.

The Fund's positioning in mega-cap holdings is suitable for investors who want to participate in the equity markets while incurring lower volatility. The Fund typically outperforms its benchmark during a correction or bear market and trails during a strong bull market.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Large Cap Value Fund for the period January 1, 2010 through December 31, 2019 with the same investment in the S&P 500® Index2.

Average Annual Compounded Returns as of December 31, 2019

	Class A	Class C	S&P 500® Index
One Year	20.55%	25.70%	31.49%
Five Year	6.83%	7.29%	11.70%
Ten Year	9.35%	9.19%	13.56%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $24,081, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Pacific Advisors

  Mid Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap® Index.1

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/19 based on total investments)

	Equities	100.00%
1.	Consumer Discretionary	30.14%
2.	Industrials	29.38%
3.	Energy	11.20%
4.	Financials	10.90%
5.	Communication Services	7.85%
6.	Health Care	4.33%
7.	Information Technology	3.52%
8.	Materials	2.68%
Total Returns (For the year ended 12/31/19)
Class A	9.59%
Class C	8.87%

Russell Midcap® Index[1]	30.54%

Current expense ratio: 6.86% (A); 7.45% (C). Prospectus expense ratio: 5.33% (A); 6.08% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 12/31/19. "Prospectus" expense ratio is for the fiscal year ended 12/31/18.

Discussion with Portfolio Manager  February 26, 2020

George A. Henning

Fund Strategy

Mid-cap companies provide distinctive advantages for long-term investors by combining the strategic flexibility of smaller businesses with the economies of scale typically enjoyed by large corporations. The Fund uses a fundamental, bottom-up strategy to identify leading mid-cap companies with attractive opportunities for long-term appreciation. Our focused, value-oriented approach selects approximately 30 to 40 stocks; we expect to hold each investment for 3 to 5 years, or longer. Our long-term investment horizon typically reduces turnover and contributes to tax efficiency by minimizing the realization of short-term gains. For the year, the Fund's annualized turnover rate of 12% was consistent with its five-year average annual turnover rate of 12.2%1. The Fund invests in companies that are within the market cap range of the Russell Midcap® Index (between $2.4 and $35.5 billion as of the Index's latest reconstitution in May 2019). The Fund's average (mean) market cap of $7.8 billion (as of 12/31/19) underscores the Fund's focus on smaller mid-cap holdings.

Fund Performance2

During 2019, Class A shares rose 9.59% to underperform the benchmark Russell Midcap® Index's 30.54% gain. The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, and Consumer Discretionary, outperformed the Index's results in these sectors. In particular, the Fund's overweight positions in Helix Energy Solutions, and transportation holdings, including railroad companies Genesee & Wyoming and Kansas City Southern, and trucking company Knight-Swift Transportation, benefitted the Fund. Helix Energy Solutions (+78.0%), a provider of subsea construction, maintenance and salvage services for the offshore natural gas and oil industry, reported strong equipment utilization and projected a debt-free balance sheet in 2020. Kansas City Southern (60.5%), which operates rail lines throughout the north-south corridor into Mexico, rose due to the anticipated signing of the USMCA replacement for NAFTA. Railway company Genesee & Wyoming (51.2%) rose in response to acquisition-related speculation in March; a deal was announced in July at a 39.5% premium early-March prices. The acquisition closed in late December.

The Fund was underweighted in the Information Technology, Financials, Health Care, Utilities and Real Estate sectors; the Fund's lack of representation in these areas (16.5% weighting compared to 57.6% for the benchmark) hurt the Fund. The Fund's most significant detractors to returns were McDermott International, Spirit Airlines and Noble Corporation. Oil & gas engineering company, McDermott International (-75.1%), struggled to manage the debt incurred with the 2018 purchase of Chicago Bridge & Iron construction company. Spirit Airlines (-30.4%) underperformed due to increased price competition from the major airlines. Offshore drilling contractor Noble Corporation (-53.4%) continues to suffer from the protracted recovery in offshore drilling projects; the company, though, reported higher rates of operating activity. The Fund may continue to hold positions in companies with depressed valuations yet favorable fundamental outlooks for appreciation potential.

1  Annual turnover: 2% (2018); 9% (2017); 13% (2016); and 25% (2015).

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Mid Cap Value Fund (unaudited) continued

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Mid Cap Value Fund for the period January 1, 2010 through December 31, 2019 with the same investment in the Russell Midcap® Index2.

Average Annual Compounded Returns as of December 31, 2019

	Class A	Class C	Russell Midcap® Index
One Year	3.30%	7.78%	30.54%
Five Year	–4.03%	–3.60%	9.33%
Ten Year	2.23%	2.06%	13.19%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $12,260, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership.

Pacific Advisors

  Small Cap Value Fund (unaudited)

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies which are, at the time of
Strategy:  purchase, not greater than the highest market capitalization of companies within the Russell 2000® Index1. Generally invests a significant proportion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index1 (which are often referred to as "micro-cap" stocks).

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/19 based on total investments)

	Equities	100.00%
1.	Industrials	34.60%
2.	Energy	26.16%
3.	Consumer Discretionary	15.54%
4.	Financials	11.17%
5.	Consumer Staples	6.14%
6.	Communication Services	3.79%
7.	Health Care	2.60%
Total Returns (For the year ended 12/31/19)
Class A	15.59%
Class C	14.68%
Class I	15.91%

Russell 2000® Index[1]	25.53%

Current expense ratio: 5.39% (A); 6.12% (C); 5.13% (I). Prospectus expense ratio: 4.40% (A); 5.15% (C); 4.41% (I).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Rankings shown are for Class A shares; rankings for other share classes may be different. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks.

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. The Russell Microcap® Index is an unmanaged, market capitalization weighted measure of the 1,000 smallest publicly traded companies within the Russell 2000® Index, plus the next smallest 1,000 U.S. based listed stocksIt is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/19. "Prospectus" expense ratio is for the fiscal year ended 12/31/18.

Pacific Advisors

  Small Cap Value Fund (unaudited) continued

Discussion with Portfolio Manager  February 26, 2020

George A. Henning

Fund Strategy

The Fund employs a value-oriented approach to identify when high-quality, well-managed companies with attractive growth outlooks become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund takes a business ownership view in seeking to identify stocks that are undervalued or temporarily out-of-favor and have a catalyst for multi-year growth. The Fund focuses on a limited number of small cap stocks (typically 25 to 50 holdings), including a significant number of micro-cap stocks which tend to attract limited analyst attention. Investing in small and micro-cap stocks may contribute to above-average volatility; yet, smaller, well-positioned companies can provide superior long-term results. Partly due to the strategic allocation to undervalued micro-cap stocks, the Fund's one-year beta1 was 1.17, as of December 31st, in comparison to the Russell 2000® Index.

Fund Performance2

During 2019, Class A shares rose 15.59% to underperform the benchmark Russell 2000® Index's 25.53% gain. The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, Energy, and Consumer Discretionary, weighed on performance; these sectors accounted for more than 83% of Fund assets compared to a weighting of 30% for the benchmark. Fund holdings in Industrials, including trucking company SAIA, services company DXP Enterprises, truck manufacturer and retailer Rush Enterprises, container leasing company Triton International and Energy company Helix Energy Solutions outperformed. The Fund's top contributors to returns during the year were Helix Energy Solutions (+78.0%), SAIA (+66.8%), and DXP Enterprises (+43.0%). Helix Energy, a provider of subsea construction, maintenance and salvage services for the offshore natural gas and oil industry, reported strong equipment utilization and projected a debt-free balance sheet in 2020. SAIA's geographic expansion into the Northeast is ahead of schedule in generating better-than-expected revenues and earnings. Industrial products and service distributor and manufacturer, DXP Enterprises, continued to increase the company's market share; the Pumping Solutions division benefits from advantages in cost, quality and delivery times; also, the company's efforts to expand into industrial applications diminishes its previous reliance on the energy sector.

The Fund's most significant detractors to returns were Conn's (-34.3%), Independence Drilling Contractors (-68.0%) and home décor superstore At Home Group (-70.5%). Conn's, a specialty retailer which offers in-house credit, reported an 8.4% decline in same store sales due to increased competition and price deflation in large screen televisions; still, the company continues to open new stores, including its initial entry into the Florida market in 2020. Independence Drilling Contractors declined sharply on diminished drilling activity and the idling of four drilling rigs pending upgrades and improved market conditions. At Home Group declined on lower same store sales, decreased margins; even so, the company opened nine new stores in the most recent quarter and reported higher net sales. Several Consumer stocks and Energy holdings weighed on performance. Also, the Fund was underweighted in the Information Technology, Financials, Health Care, Utilities and Real Estate sectors; the Fund's lack of representation in these areas (10.1% weighting compared to 60.1% for the benchmark) hurt the Fund.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Value Fund for the period January 1, 2010 through December 31, 2019 with the same investment in the Russell 2000® Index2.

Average Annual Compounded Returns as of December 31, 2019

	Class A	Class C	Class I	Russell 2000® Index
One Year	8.96%	13.54%	15.91%	25.53%
Five Year	–2.49%	–2.07%	–1.07%	8.23%
Ten Year	4.88%	4.71%	6.05%	11.83%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares and Class I shares would have been valued at $15,846, and $17,998, respectively, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000® Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000® Index.

Expense Examples

(unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares of the Income and Equity Fund and 5.75% on Class A shares of all other funds; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares of the Income and Equity Fund and 5.75% on Class A shares of all other funds; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expense Paid During Period 07/01/19 – 12/31/19
Income and Equity Fund Class A
Actual	$1,000.00	$1,045.90	$25.47
Hypothetical (5% return before expense)	$1,000.00	$1,000.30	$24.91
Income and Equity Fund Class C
Actual	$1,000.00	$1,041.00	$29.37
Hypothetical (5% return before expense)	$1,000.00	$996.42	$28.73

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expense Paid During Period 07/01/19 – 12/31/19
Balanced Fund Class A
Actual	$1,000.00	$1,025.70	$33.39
Hypothetical (5% return before expense)	$1,000.00	$992.24	$32.84
Balanced Fund Class C
Actual	$1,000.00	$1,021.90	$37.05
Hypothetical (5% return before expense)	$1,000.00	$988.56	$36.44
Large Cap Value Fund Class A
Actual	$1,000.00	$1,107.90	$31.93
Hypothetical (5% return before expense)	$1,000.00	$994.91	$30.22
Large Cap Value Fund Class C
Actual	$1,000.00	$1,103.80	$35.95
Hypothetical (5% return before expense)	$1,000.00	$991.03	$34.03
Mid Cap Value Fund Class A
Actual	$1,000.00	$950.30	$33.72
Hypothetical (5% return before expense)	$1,000.00	$990.62	$34.42
Mid Cap Value Fund Class C
Actual	$1,000.00	$948.40	$36.59
Hypothetical (5% return before expense)	$1,000.00	$987.65	$37.32
Small Cap Value Class A
Actual	$1,000.00	$1,073.10	$28.16
Hypothetical (5% return before expense)	$1,000.00	$998.03	$27.14
Small Cap Value Class C
Actual	$1,000.00	$1,068.70	$31.91
Hypothetical (5% return before expense)	$1,000.00	$994.35	$30.76
Small Cap Value Class I
Actual	$1,000.00	$1,074.80	$26.83
Hypothetical (5% return before expense)	$1,000.00	$999.34	$25.85

Expenses are equal to each Fund's annualized expense ratio (net of expense waivers), as follows, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period:

•  Income and Equity Fund: 4.94% (A); 5.71% (C)

•  Balanced Fund: 6.54% (A); 7.27% (C)

•  Large Cap Value Fund: 6.01% (A); 6.78% (C)

•  Mid Cap Value Fund: 6.86% (A); 7.45% (C)

•  Small Cap Value Fund: 5.39% (A); 6.12% (C); 5.13% (I)

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal*	Description	Current $ Value*	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			3.94
DIVERSIFIED TELECOM. SERVICES
3,900	AT&T INC.	152,412
2,525	VERIZON COMMUNICATIONS INC.	155,035
		307,447	3.94
CONSUMER DISCRETIONARY			7.70
DISTRIBUTORS
1,500	GENUINE PARTS CO.	159,345
		159,345	2.04
MULTILINE RETAIL
3,000	KOHLS CORP.	152,850
1,200	TARGET CORP.	153,852
		306,702	3.93
TEXTILES, APPAREL & LUXURY GOODS
5,000	TAPESTRY INC.	134,850
		134,850	1.73
CONSUMER STAPLES			6.15
BEVERAGES
2,800	COCA-COLA CO.	154,980
		154,980	1.99
FOOD & STAPLES RETAILING
1,900	SYSCO CORP.	162,526
		162,526	2.08
HOUSEHOLD PRODUCTS
1,300	PROCTER & GAMBLE CO.	162,370
		162,370	2.08
ENERGY			5.43
ENERGY EQUIPMENT & SERVICES
3,000	SCHLUMBERGER LTD	120,600
		120,600	1.54
OIL, GAS & CONSUMABLE FUELS
1,300	CHEVRON CORP.	156,663
2,100	EXXON MOBIL CORP.	146,538
		303,201	3.89

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal*	Description	Current $ Value*	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			7.40
BANKS
2,600	U.S. BANCORP	154,154
		154,154	1.98
CAPITAL MARKETS
1,200	T. ROWE PRICE GROUP INC.	146,208
		146,208	1.87
INSURANCE
2,500	METLIFE INC.	127,425
1,600	PRUDENTIAL FINANCIAL	149,984
		277,409	3.55
HEALTH CARE			7.65
BIOTECHNOLOGY
1,700	ABBVIE INC.	150,518
		150,518	1.93
HEALTH CARE PROVIDERS & SERVICES
2,000	CVS HEALTH CORP.	148,580
		148,580	1.90
PHARMACEUTICALS
1,050	JOHNSON & JOHNSON	153,163
3,700	PFIZER INC.	144,966
		298,129	3.82
INDUSTRIALS			7.83
AEROSPACE & DEFENSE
400	LOCKHEED MARTIN CORP.	155,752
		155,752	2.00
AIR FREIGHT & LOGISTICS
1,300	UNITED PARCEL SERVICE, INC. B	152,178
		152,178	1.95
INDUSTRIAL CONGLOMERATES
875	HONEYWELL INTERNATIONAL INC.	154,875
		154,875	1.99
TRADING COMPANIES & DISTRIBUTORS
4,000	FASTENAL COMPANY	147,800
		147,800	1.89

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal*	Description	Current $ Value*	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			7.66
COMMUNICATIONS EQUIPMENT
2,800	CISCO SYSTEMS INC.	134,288
		134,288	1.72
IT SERVICES
1,075	INT'L BUSINESS MACHINES CORP.	144,093
		144,093	1.85
SEMICONDUCTORS & EQUIPMENT
2,700	INTEL CORP.	161,595
		161,595	2.07
SOFTWARE
1,000	MICROSOFT CORP.	157,700
		157,700	2.02
MATERIALS			1.40
CHEMICALS
735	CORTEVA INC.	21,727
735	DOW INC.	40,226
735	DUPONT DE NEMOURS INC.	47,187
		109,140	1.40
UTILITIES			3.87
ELECTRIC UTILITIES
1,675	DUKE ENERGY CORP.	152,777
		152,777	1.96
MULTI-UTILITIES
1,800	DOMINION ENERGY INC.	149,076
		149,076	1.91

TOTAL COMMON STOCK (Cost: $3,080,344)		4,606,293	59.03
CORPORATE BOND
CONSUMER DISCRETIONARY			3.27
HOUSEHOLD DURABLES
100,000	NVR INC. 3.95% 09/15/22	104,198
150,000	TUPPERWARE BRANDS CORP. 4.75% 06/01/21	151,177
		255,375	3.27

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal*	Description		Current $ Value*	% of Total Net Assets
CORPORATE BOND continued
CONSUMER STAPLES				1.29
FOOD PRODUCTS
100,000	INGREDION INC. 3.20% 10/01/26		101,115
			101,115	1.29
FINANCIALS				17.29
BANKS
100,000	BANK OF AMERICA CORP. 4.211% 03/19/20**	CPI YOY+2.50%	100,268
100,000	BANK OF AMERICA CORP. 3.720% 09/28/20**	3 MONTH LIBOR+1.76%	100,898
122,000	BANK OF AMERICA CORP. 3.461% 07/07/21**	CPI YOY+1.75%	123,914
150,000	BARCLAY BANK PLC 3.503% 04/18/21**	3 MONTH LIBOR+1.50%	151,125
94,000	FULTON FINANCIAL CORP. 3.60% 03/16/22		95,458
125,000	JPMORGAN CHASE & CO. 3.764% 02/25/21**	CPI YOY+2.00%	126,125
			697,788	8.94
CAPITAL MARKETS
100,000	GOLDMAN SACHS GROUP INC. 3.317% 08/26/20**	3 MONTH LIBOR+1.40%	100,244
100,000	HERCULES CAPITAL INC. 4.625% 10/23/22		100,814
100,000	MORGAN STANLEY 3.711% 04/25/23**	CPI YOY+2.00%	102,125
100,000	MORGAN STANLEY 2.911% 10/28/24**	CPI YOY+1.20%	97,375
			400,558	5.14
DIVERSIFIED FINANCIAL SERVICES
150,000	JEFFERIES GRP LLC 3.00% 07/27/22 STEP***		149,896
			149,896	1.92
INSURANCE
100,000	PRUDENTIAL FINANCIAL INC. 3.711% 11/02/20**	CPI YOY+2.00%	100,652
			100,652	1.29
HEALTH CARE				1.25
PHARMACEUTICALS
50,000	TEVA PHARMACEUTICAL 3.65% 11/10/21		48,937
50,000	TEVA PHARMACEUTICAL 3.65% 11/10/21		48,938
			97,875	1.25
REAL ESTATE				5.99
HEALTH CARE REITS
150,000	OMEGA HLTHCARE INVES TORS 4.375% 08/01/23		159,150
			159,150	2.04

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal*	Description		Current $ Value*	% of Total Net Assets
CORPORATE BOND continued
OFFICE REITS
150,000	CORPORATE OFFICE PROP 3.60% 05/15/23		154,365
150,000	GOV'T PROPERTIES INC. 4.00% 07/15/22		153,552
			307,917	3.95
TOTAL CORPORATE BOND (Cost: $2,247,063)			2,270,326	29.09
CONVERTIBLE CORPORATE BOND
FINANCIALS				3.24
CAPITAL MARKETS
150,000	BLACKROCK CAP INV CONV 5.00% 06/15/22		149,999
100,000	PROSPECT CAPITAL CORP. 4.95% 07/15/22		102,507
			252,506	3.24
TOTAL CONVERTIBLE CORPORATE BOND (Cost: $253,746)			252,506	3.24
PREFERRED STOCK
FINANCIALS				8.88
BANKS
100,000	JPMORGAN CHASE & CO. 5.30% PFD****	3 MONTH LIBOR+3.80%	100,760
100,000	JPMORGAN CHASE & CO. 5.418% PFD**	3 MONTH LIBOR+3.32%	100,750
81,000	WELLS FARGO & CO. 5.663% PFD**	3 MONTH LIBOR+3.77%	82,013
			283,523	3.63
CAPITAL MARKETS
200,000	CHARLES SCHWAB CORP. 4.625% PFD****	3 MONTH LIBOR+3.315%	206,500
			206,500	2.65
INSURANCE
200,000	METLIFE INC. 5.25% PFD****	3 MONTH LIBOR+3.575%	202,576
			202,576	2.60
TOTAL PREFERRED STOCK (Cost: $680,811)			692,599	8.88
TOTAL INVESTMENT IN SECURITIES (Cost: $6,261,964)			7,821,724	100.24
OTHER ASSETS LESS LIABILITIES			(18,501)	(0.24)
TOTAL NET ASSETS			7,803,223	100.00

* The principal amount is stated in U.S. dollars unless otherwise indicated.

** Variable rate security; the interest or dividend rate shown is the rate in effect as of December 31, 2019.

*** Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2019.

**** Fixed to float rate security; the dividend rate is fixed for a certain period and then converts to a floating rate; the dividend rate shown is the fixed rate in effect as of December 31, 2019.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			11.13
DIVERSIFIED TELECOM. SERVICES
1,250	VERIZON COMMUNICATIONS INC.	76,750
		76,750	2.47
ENTERTAINMENT
625	WALT DISNEY CO.	90,393
		90,393	2.90
INTERACTIVE MEDIA & SERVICES
65	ALPHABET INC.*	87,060
450	FACEBOOK, INC.*	92,363
		179,423	5.76
CONSUMER DISCRETIONARY			8.99
SPECIALTY RETAIL
5,300	CONN'S INC.*	65,667
160	O'REILLY AUTOMOTIVE INC.*	70,122
210	ULTA BEAUTY, INC.*	53,159
		188,948	6.06
TEXTILES, APPAREL & LUXURY GOODS
900	NIKE INC.	91,179
		91,179	2.93
CONSUMER STAPLES			4.88
FOOD & STAPLES RETAILING
2,100	CHEFS' WAREHOUSE INC.*	80,031
245	COSTCO WHOLESALE CORP.	72,010
		152,041	4.88
ENERGY			4.70
ENERGY EQUIPMENT & SERVICES
800	CORE LABORATORIES N.V. ADR	30,136
21,200	NOBLE CORPORATION*	25,864
		56,000	1.80
OIL, GAS & CONSUMABLE FUELS
750	CHEVRON CORP.	90,383
		90,383	2.90

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			9.79
BANKS
1,100	CITIGROUP INC.	87,879
1,500	EAST WEST BANCORP INC.	73,050
500	SIGNATURE BANK	68,305
		229,234	7.36
CAPITAL MARKETS
500	MORNINGSTAR, INC.	75,655
		75,655	2.43
HEALTH CARE			9.67
BIOTECHNOLOGY
1,000	ABBVIE INC.	88,540
		88,540	2.84
HEALTH CARE PROVIDERS & SERVICES
300	ANTHEM INC.	90,609
1,150	CVS HEALTH CORP.	85,434
		176,043	5.65
HEALTH CARE TECHNOLOGY
500	CERNER CORPORATION	36,695
		36,695	1.18
INDUSTRIALS			14.82
AIRLINES
1,900	SPIRIT AIRLINES INC.*	76,589
		76,589	2.46
COMMERCIAL SERVICES & SUPPLIES
4,000	TEAM INC.*	63,880
		63,880	2.05
MACHINERY
2,800	NAVISTAR INT'L CORP.*	81,032
800	WABTEC CORP.	62,240
		143,272	4.60
TRADING COMPANIES & DISTRIBUTORS
2,250	DXP ENTERPRISES INC.*	89,573
2,200	TRITON INTERNATIONAL LIMITED	88,440
		178,013	5.71

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			8.49
IT SERVICES
200	ACCENTURE PLC	42,114
450	VISA INC.	84,555
		126,669	4.07
SOFTWARE
800	ORACLE CORPORATION	42,384
		42,384	1.36
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
325	APPLE INC.	95,436
		95,436	3.06
TOTAL COMMON STOCK (Cost: $1,683,345)		2,257,527	72.47
CORPORATE BOND
CONSUMER DISCRETIONARY			3.34
HOUSEHOLD DURABLES
100,000	NVR INC. 3.95% 09/15/22	104,198
		104,198	3.34
FINANCIALS			6.47
CAPITAL MARKETS
100,000	ARES CAPITAL CORP. 3.625% 01/19/22	101,773
		101,773	3.26
DIVERSIFIED FINANCIAL SERVICES
100,000	JEFFERIES GRP LLC 3.00% 07/27/22 STEP***	99,931
		99,931	3.21
HEALTH CARE			3.14
PHARMACEUTICALS
100,000	TEVA PHARMACEUTICAL 3.65% 11/10/21	97,875
		97,875	3.14
INFORMATION TECHNOLOGY			4.82
SEMICONDUCTORS & EQUIPMENT
50,000	ANALOG DEVICES INC. 2.95% 01/12/21	50,418
		50,418	1.62
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
100,000	XEROX CORPORATION 2.75% 09/01/20	99,695
		99,695	3.20

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description		Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
REAL ESTATE				6.87
OFFICE REITS
100,000	GOV'T PROPERTIES INC. 4.00% 07/15/22		102,368
			102,368	3.29
REAL ESTATE SERVICES
100,000	CBRE SERVISES INC. 4.875% 03/01/26		111,497
			111,497	3.58
TOTAL CORPORATE BOND (Cost: $764,954)			767,755	24.64
PREFERRED STOCK
FINANCIALS				3.24
CAPITAL MARKETS
100,000	MORGAN STANLEY 5.611% PFD****	3 MONTH LIBOR+3.610%	100,880
			100,880	3.24
TOTAL PREFERRED STOCK (Cost: $99,875)			100,880	3.24
TOTAL INVESTMENT IN SECURITIES (Cost: $2,548,174)			3,126,162	100.35
CASH OR CASH EQUIVALENT			3,742	0.12
OTHER ASSETS LESS LIABILITIES			(14,739)	(0.47)
TOTAL NET ASSETS			3,115,165	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

*** Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2019.

**** Variable rate security; the interest or dividend rate shown is the rate in effect as of December 31, 2019.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			12.39
DIVERSIFIED TELECOM. SERVICES
3,525	AT&T INC.	137,757
		137,757	2.82
ENTERTAINMENT
1,600	WALT DISNEY CO.	231,408
		231,408	4.74
INTERACTIVE MEDIA & SERVICES
176	ALPHABET INC. CLASS C*	235,316
		235,316	4.83
CONSUMER DISCRETIONARY			12.96
HOTELS, RESTAURANTS & LEISURE
1,000	MCDONALD'S CORP.	197,610
		197,610	4.05
SPECIALTY RETAIL
1,850	LOWE'S COMPANIES INC.	221,556
975	THE HOME DEPOT, INC.	212,921
		434,477	8.91
CONSUMER STAPLES			18.59
BEVERAGES
4,000	COCA-COLA CO.	221,400
		221,400	4.54
FOOD & STAPLES RETAILING
2,600	SYSCO CORP.	222,404
1,950	WALMART INC.	231,738
		454,142	9.31
HOUSEHOLD PRODUCTS
1,850	PROCTER & GAMBLE CO.	231,065
		231,065	4.74
FINANCIALS			16.57
BANKS
6,600	BANK OF AMERICA CORP.	232,452
1,650	CITIGROUP INC.	131,818
1,200	WELLS FARGO & CO.	64,560
		428,830	8.79

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
1,000	BERKSHIRE HATHAWAY INC. B*	226,500
		226,500	4.64
INSURANCE
3,000	METLIFE INC.	152,910
		152,910	3.14
HEALTH CARE			4.93
PHARMACEUTICALS
1,650	JOHNSON & JOHNSON	240,685
		240,685	4.93
INDUSTRIALS			17.88
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	151,210
950	UNITED PARCEL SERVICE, INC. B	111,207
		262,417	5.38
INDUSTRIAL CONGLOMERATES
1,300	HONEYWELL INTERNATIONAL INC.	230,100
		230,100	4.72
MACHINERY
1,050	DEERE & CO.	181,923
1,100	ILLINOIS TOOL WORKS INC.	197,593
		379,516	7.78
INFORMATION TECHNOLOGY			18.88
IT SERVICES
750	MASTERCARD INC.	223,942
		223,942	4.59
SEMICONDUCTORS & EQUIPMENT
3,900	INTEL CORP.	233,415
		233,415	4.78
SOFTWARE
1,450	MICROSOFT CORP.	228,665
		228,665	4.69

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
800	APPLE INC.	234,920
		234,920	4.82
TOTAL COMMON STOCK (Cost: $1,818,593)		4,985,075	102.20
TOTAL INVESTMENT IN SECURITIES (Cost: $1,818,593)		4,985,075	102.20
OTHER ASSETS LESS LIABILITIES		(107,366)	(2.20)
TOTAL NET ASSETS		4,877,709	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			7.96
ENTERTAINMENT
415	MADISON SQUARE GARDEN CO-A*	122,089
850	TAKE-TWO INTERACTIVE SOFTWRE*	104,066
		226,155	7.96
CONSUMER DISCRETIONARY			30.60
AUTO COMPONENTS
1,000	LEAR CORP.	137,200
		137,200	4.83
DISTRIBUTORS
445	POOL CORPORATION	94,509
		94,509	3.33
SPECIALTY RETAIL
5,300	CONN'S INC.*	65,667
285	O'REILLY AUTOMOTIVE INC.*	124,904
2,700	PENSKE AUTOMOTIVE GROUP INC.	135,594
1,100	TRACTOR SUPPLY COMPANY	102,784
		428,949	15.11
TEXTILES, APPAREL & LUXURY GOODS
1,300	PVH CORP.	136,695
2,650	TAPESTRY INC.	71,471
		208,166	7.33
ENERGY			11.36
ENERGY EQUIPMENT & SERVICES
1,200	CORE LABORATORIES N.V. ADR	45,204
15,000	HELIX ENERGY SOLUTIONS GROUP INC.*	144,450
37,000	NOBLE CORPORATION*	45,140
4,100	TECHNIPFMC PLC ADR	87,904
		322,698	11.36
FINANCIALS			11.06
BANKS
2,400	CIT GROUP INC.	109,512
2,800	EAST WEST BANCORP INC.	136,360
500	SIGNATURE BANK	68,305
		314,177	11.06

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			4.40
HEALTH CARE TECHNOLOGY
1,700	CERNER CORPORATION	124,763
		124,763	4.40
INDUSTRIALS			29.82
AIRLINES
3,200	SPIRIT AIRLINES INC.*	128,992
		128,992	4.54
MACHINERY
4,300	NAVISTAR INT'L CORP.*	124,442
1,600	WABTEC CORP.	124,480
		248,922	8.77
MARINE
1,500	KIRBY CORP.*	134,295
		134,295	4.73
ROAD & RAIL
780	KANSAS CITY SOUTHERN	119,465
3,300	KNIGHT-SWIFT TRANSPORTATION HLDG	118,272
850	LANDSTAR SYSTEM INC.	96,789
		334,526	11.78
INFORMATION TECHNOLOGY			3.58
SOFTWARE
840	ASPEN TECHNOLOGY, INC.*	101,581
		101,581	3.58
MATERIALS			2.72
CHEMICALS
1,500	H.B. FULLER CO.	77,355
		77,355	2.72
TOTAL COMMON STOCK (Cost: $2,260,718)		2,882,288	101.50
TOTAL INVESTMENT IN SECURITIES (Cost: $2,260,718)		2,882,288	101.50
OTHER ASSETS LESS LIABILITIES		(42,690)	(1.50)
TOTAL NET ASSETS		2,839,598	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			3.87
ENTERTAINMENT
2,000	LIBERTY MEDIA CORP BRAVES C*	59,080
1,400	MADISON SQUARE GARDEN CO-A*	411,866
		470,946	3.87
CONSUMER DISCRETIONARY			15.87
AUTO COMPONENTS
11,000	GENTHERM INC.*	488,290
		488,290	4.01
SPECIALTY RETAIL
15,000	AT HOME GROUP INC.*	82,500
63,000	CONN'S INC.*	780,570
1,950	LITHIA MOTORS INC.	286,650
9,500	SONIC AUTOMOTIVE INC.	294,500
		1,444,220	11.86
CONSUMER STAPLES			6.28
FOOD & STAPLES RETAILING
9,000	CHEFS' WAREHOUSE INC.*	342,990
		342,990	2.82
FOOD PRODUCTS
15,000	DARLING INGREDIENTS INC.*	421,200
		421,200	3.46
ENERGY			26.73
ENERGY EQUIPMENT & SERVICES
35,000	ARCHROCK INC.	351,400
61,000	HELIX ENERGY SOLUTIONS GROUP INC.*	587,430
140,000	INDEPENDENCE CONTR DRILLING, INC.*	139,552
22,500	MATRIX SERVICE CO.*	514,800
100,000	NOBLE CORPORATION*	122,000
94,000	NORTH AMERICAN CONSTRUCTION GRP LTD	1,139,280
28,000	SOLARIS OILFIELD INFRASTRUCTURE-A	392,000
		3,246,462	26.67
OIL, GAS & CONSUMABLE FUELS
90,000	INFINITY ENERGY RESOURCES INC.*	7,020
		7,020	0.06

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			11.41
BANKS
11,300	EAST WEST BANCORP INC.	550,310
		550,310	4.52
CONSUMER FINANCE
15,500	REGIONAL MANAGEMENT CORP.*	465,465
		465,465	3.83
DIVERSIFIED FINANCIAL SERVICES
15,000	COMPASS DIVERSIFIED HOLDINGS	372,900
		372,900	3.06
HEALTH CARE			2.66
BIOTECHNOLOGY
6,000	EMERGENT BIOSOLUTIONS INC.*	323,700
		323,700	2.66
INDUSTRIALS			35.35
COMMERCIAL SERVICES & SUPPLIES
12,500	MOBILE MINI INC.	473,875
27,000	TEAM INC.*	431,190
		905,065	7.43
MACHINERY
18,000	NAVISTAR INTERNATIONAL CORP.*	520,920
		520,920	4.28
MARINE
6,700	KIRBY CORP.*	599,851
		599,851	4.93
ROAD & RAIL
4,500	SAIA INC.*	419,040
		419,040	3.44

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2019

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TRADING COMPANIES & DISTRIBUTORS
15,300	DXP ENTERPRISES INC.*	609,093
12,600	RUSH ENTERPRISES INC.	585,900
16,500	TRITON INTERNATIONAL LIMITED	663,300
		1,858,293	15.27
TOTAL COMMON STOCK (Cost: $9,064,311)		12,436,672	102.17
TOTAL INVESTMENT IN SECURITIES (Cost: $9,064,311)		12,436,672	102.17
OTHER ASSETS LESS LIABILITIES		(264,715)	(2.17)
TOTAL NET ASSETS		12,171,957	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statements of Assets and Liabilities

December 31, 2019

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Assets
Investment securities
At cost	$6,261,964	$2,548,174	$1,818,593
At fair value	$7,821,724	$3,126,162	$4,985,075
Cash or cash equivalent, at fair value	-	3,742	-
Accrued income receivable	27,700	11,684	5,067
Total assets	7,849,424	3,141,588	4,990,142
Liabilities
Bank borrowings (Note 7)	3,660	-	79,098
Payable for Fund shares redeemed	-	-	-
Accounts payable	38,941	22,823	29,735
Accounts payable to related parties (Note 3)	3,600	3,600	3,600
Total liabilities	46,201	26,423	112,433
Net Assets	$7,803,223	$3,115,165	$4,877,709
Summary of Shareholders' Equity
Paid in capital	6,104,892	2,462,655	1,465,955
Accumulated earnings	1,698,331	652,510	3,411,754
Net assets at December 31, 2019	$7,803,223	$3,115,165	$4,877,709
Class A:
Net assets	$6,511,364	$2,515,590	$4,602,338
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	549,710	233,598	358,280
Net asset value (and redemption price) per share	$11.85	$10.77	$12.85
Maximum offering price per share	$12.44	$11.43	$13.63
Sales load	4.75%	5.75%	5.75%
Class C:
Net assets	$1,291,859	$599,575	$275,371
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	117,084	66,394	28,848
Net asset value (and offering and redemption price) per share	$11.03	$9.03	$9.55
Class I:
Net assets	N/A	N/A	N/A
Shares authorized ($0.01 par value)
Shares outstanding
Net asset value (and offering and redemption price) per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$2,260,718	$9,064,311
At fair value	$2,882,288	$12,436,672
Cash or cash equivalent, at fair value	-	-
Accrued income receivable	618	3,506
Total assets	2,882,906	12,440,178
Liabilities
Bank borrowings (Note 7)	18,870	188,129
Payable for Fund shares redeemed	-	17,207
Accounts payable	20,838	52,855
Accounts payable to related parties (Note 3)	3,600	10,030
Total liabilities	43,308	268,221
Net Assets	$2,839,598	$12,171,957
Summary of Shareholders' Equity
Paid in capital	2,218,028	8,281,369
Accumulated earnings	621,570	3,890,588
Net assets at December 31, 2019	$2,839,598	$12,171,957
Class A:
Net assets	$2,800,102	$10,660,535
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	371,288	583,313
Net asset value (and redemption price) per share	$7.54	$18.28
Maximum offering price per share	$8.00	$19.40
Sales load	5.75%	5.75%
Class C:
Net assets	$39,496	$881,996
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	6,597	88,183
Net asset value (and offering and redemption price) per share	$5.99	$10.00
Class I:
Net assets	N/A	$629,426
Shares authorized ($0.01 par value)		50,000,000
Shares outstanding		23,481
Net asset value (and offering and redemption price) per share	N/A	$26.81

Pacific Advisors Fund Inc.

Statements of Operations

For the year ended December 31, 2019

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Investment Income
Dividends	$245,169	$41,233	$115,643
Interest	138,842	34,414	58
Other income	285	-	-
Total investment income	384,296	75,647	115,701
Expenses
Investment management fees (Note 3)	77,002	28,021	41,677
Transfer agent fees (Note 3)	127,229	72,744	109,628
Fund accounting fees (Note 3)	99,133	40,781	54,153
Legal fees	18,690	7,152	10,912
Audit fees	25,380	16,807	20,248
Registration fees	37,443	30,875	29,079
Printing	16,076	5,529	8,121
Custody fees	9,786	7,653	7,922
Interest on borrowings (Note 7)	3,571	1,162	2,061
Director fees/meetings	19,171	6,924	10,357
Distribution and service (12b-1) fees (Note 3)	37,365	14,908	16,604
Administration fees (Note 3)	5,133	1,868	2,779
Compliance fees (Note 3)	42,670	15,474	23,166
Total expenses, before fees waived	518,649	249,898	336,707
Less fees waived (Note 3)	77,002	-	41,677
Net expenses	441,647	249,898	295,030
Net Investment Loss	(57,351)	(174,251)	(179,329)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	702,773	374,706	1,629,715
Change in net unrealized appreciation (depreciation) on investments	451,721	247,397	(80,200)
Net realized and unrealized gain on investments	1,154,494	622,103	1,549,515
Net Increase in Net Assets Resulting from Operations	$1,097,143	$447,852	$1,370,186

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$35,073	$122,272
Interest	85	150
Other income	-	-
Total investment income	35,158	122,422
Expenses
Investment management fees (Note 3)	36,066	108,514
Transfer agent fees (Note 3)	72,018	241,322
Fund accounting fees (Note 3)	39,623	139,881
Legal fees	6,809	28,060
Audit fees	16,321	33,244
Registration fees	29,994	61,894
Printing	5,338	20,916
Custody fees	7,918	11,091
Interest on borrowings (Note 7)	644	4,329
Director fees/meetings	6,695	26,923
Distribution and service (12b-1) fees (Note 3)	9,801	43,199
Administration fees (Note 3)	1,803	7,234
Compliance fees (Note 3)	14,889	59,939
Total expenses, before fees waived	247,919	786,546
Less fees waived (Note 3)	-	-
Net expenses	247,919	786,546
Net Investment Loss	(212,761)	(664,124)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	692,672	2,823,857
Change in net unrealized appreciation (depreciation) on investments	(108,971)	(81,840)
Net realized and unrealized gain on investments	583,701	2,742,017
Net Increase in Net Assets Resulting from Operations	$370,940	$2,077,893

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Income and Equity Fund		Balanced Fund		Large Cap Value Fund
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(57,351)	$25,918	$(174,251)	$(177,041)	$(179,329)	$(154,142)
Net realized gain on investments	702,773	527,492	374,706	224,561	1,629,715	527,627
Change in net unrealized appreciation (depreciation) on investments	451,721	(1,210,222)	247,397	(489,051)	(80,200)	(946,564)
Increase (decrease) in net assets resulting from operations	1,097,143	(656,812)	447,852	(441,531)	1,370,186	(573,079)
From Distributions to Shareholders
Total distributions paid
Class A	(474,727)	(845,589)	(189,209)	(233,848)	(1,403,767)	(516,768)
Class C	(98,606)	(139,936)	(52,466)	(86,193)	(139,589)	(47,841)
Class I	N/A	N/A	N/A	N/A	N/A	N/A
Decrease in net assets resulting from distributions	(573,333)	(985,525)	(241,675)	(320,041)	(1,543,356)	(564,609)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	479,622	878,874	393,687	179,711	214,679	302,432
Proceeds from shares purchased by reinvestment of dividends	500,590	836,379	220,030	293,135	1,351,228	512,500
Cost of shares repurchased	(6,536,862)	(1,889,270)	(1,762,381)	(1,166,368)	(2,485,384)	(1,474,822)
Decrease in net assets resulting from capital share transactions	(5,556,650)	(174,017)	(1,148,664)	(693,522)	(919,477)	(659,890)
Decrease in net assets	(5,032,840)	(1,816,354)	(942,487)	(1,455,094)	(1,092,647)	(1,797,578)
Net Assets
Beginning of year	12,836,063	14,652,417	4,057,652	5,512,746	5,970,356	7,767,934
End of year	$7,803,223	$12,836,063	$3,115,165	$4,057,652	$4,877,709	$5,970,356

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund		Small Cap Value Fund
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(212,761)	$(212,885)	$(664,124)	$(904,412)
Net realized gain on investments	692,672	482,735	2,823,857	2,771,726
Change in net unrealized appreciation (depreciation) on investments	(108,971)	(1,158,483)	(81,840)	(5,274,931)
Increase (decrease) in net assets resulting from operations	370,940	(888,633)	2,077,893	(3,407,617)
From Distributions to Shareholders
Total distributions paid
Class A	(720,383)	(443,930)	(2,638,880)	(1,523,580)
Class C	(11,940)	(37,642)	(340,608)	(296,033)
Class I	N/A	N/A	(112,887)	(37,054)
Decrease in net assets resulting from distributions	(732,323)	(481,572)	(3,092,375)	(1,856,667)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	292,412	138,523	1,957,330	1,037,388
Proceeds from shares purchased by reinvestment of dividends	706,629	466,428	2,914,938	1,748,306
Cost of shares repurchased	(1,540,268)	(1,395,260)	(6,423,971)	(6,027,309)
Decrease in net assets resulting from capital share transactions	(541,227)	(790,309)	(1,551,703)	(3,241,615)
Decrease in net assets	(902,610)	(2,160,514)	(2,566,185)	(8,505,899)
Net Assets
Beginning of year	3,742,208	5,902,722	14,738,142	23,244,041
End of year	$2,839,598	$3,742,208	$12,171,957	$14,738,142

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$11.47		$13.01	$12.40	$11.61	$12.06
Income from investing operations
Net investment income (loss) (c)	(0.05)		0.03	0.05	0.03	0.14
Net realized and unrealized gain (loss) on securities	1.34		(0.64)	0.60	0.78	(0.45)
Total from investment operations	1.29		(0.61)	0.65	0.81	(0.31)
Less distributions
From net investment income	(0.00	)(b)	(0.03)	(0.04)	(0.02)	(0.14)
From net capital gain	(0.91)		(0.90)	-	-	-
From return of capital	-		-	-	(0.01)	-
Total distributions	(0.91)		(0.93)	(0.04)	(0.03)	(0.14)
Redemption fees (c)	-		-	- (b)	0.01	- (b)
Net asset value, end of year	$11.85		$11.47	$13.01	$12.40	$11.61
Total Investment Return (a)	11.26%		(4.60)%	5.26%	7.08%	(2.57)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$6,511		$11,004	$12,394	$14,794	$11,541
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.44)%		0.29%	0.39%	0.26%	1.23%
Without expense reductions	(1.19)%		(0.46)%	(0.36)%	(0.49)%	0.48%
Ratio of expenses to average net assets
With expense reductions	4.19%		3.25%	2.96%	2.88%	2.06%
Without expense reductions	4.94%		4.00%	3.71%	3.63%	2.81%
Fund portfolio turnover rate	2%		16%	19%	14%	22%
	Class C
	For the year ended December 31,
	2019		2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$10.82		$12.38	$11.86	$11.16	$11.59
Income from investing operations
Net investment gain (loss) (c)	(0.14)		(0.06)	(0.04)	(0.06)	0.05
Net realized and unrealized gain (loss) on securities	1.26		(0.60)	0.56	0.75	(0.42)
Total from investment operations	1.12		(0.66)	0.52	0.69	(0.37)
Less distributions
From net investment income	-		-	-	-	(0.06)
From net capital gain	(0.91)		(0.90)	-	-	-
Total distributions	(0.91)		(0.90)	-	-	(0.06)
Redemption fees (c)	-		-	- (b)	0.01	- (b)
Net asset value, end of year	$11.03		$10.82	$12.38	$11.86	$11.16
Total Investment Return	10.35%		(5.26)%	4.38%	6.27%	(3.21)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,292		$1,832	$2,259	$2,456	$2,766
Ratio of net investment income (loss) to average net assets
With expense reductions	(1.22)%		(0.46)%	(0.36)%	(0.48)%	0.48%
Without expense reductions	(1.97)%		(1.21)%	(1.11)%	(1.23)%	(0.27)%
Ratio of expenses to average net assets
With expense reductions	4.96%		4.00%	3.72%	3.64%	2.81%
Without expense reductions	5.71%		4.75%	4.47%	4.39%	3.56%
Fund portfolio turnover rate	2%		16%	19%	14%	22%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Balanced Fund
	Class A
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$10.36	$12.45	$11.34	$11.75	$14.40
Income from investing operations
Net investment loss (c)	(0.51)	(0.42)	(0.35)	(0.29)	(0.15)
Net realized and unrealized gain (loss) on securities	1.79	(0.82)	1.55	0.30	(2.25)
Total from investment operations	1.28	(1.24)	1.20	0.01	(2.40)
Less distributions
From net capital gain	(0.87)	(0.85)	(0.09)	(0.42)	(0.25)
Total distributions	(0.87)	(0.85)	(0.09)	(0.42)	(0.25)
Redemption fees (c)	-	- (b)	- (b)	- (b)	- (b)
Net asset value, end of year	$10.77	$10.36	$12.45	$11.34	$11.75
Total Investment Return (a)	12.28%	(9.78)%	10.55%	0.08%	(16.73)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,516	$3,066	$4,109	$4,276	$4,046
Ratio of net investment loss to average net assets	(4.52)%	(3.34)%	(3.02)%	(2.56)%	(1.08)%
Ratio of expenses to average net assets	6.54%	5.16%	4.76%	4.50%	3.27%
Fund portfolio turnover rate	21%	23%	26%	55%	28%
	Class C
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$8.88	$10.89	$10.01	$10.50	$12.99
Income from investing operations
Net investment loss (c)	(0.50)	(0.45)	(0.39)	(0.33)	(0.23)
Net realized and unrealized gain (loss) on securities	1.52	(0.71)	1.36	0.26	(2.01)
Total from investment operations	1.02	(1.16)	0.97	(0.07)	(2.24)
Less distributions
From net capital gain	(0.87)	(0.85)	(0.09)	(0.42)	(0.25)
Total distributions	(0.87)	(0.85)	(0.09)	(0.42)	(0.25)
Redemption fees (c)	-	- (b)	- (b)	- (b)	- (b)
Net asset value, end of year	$9.03	$8.88	$10.89	$10.01	$10.50
Total Investment Return	11.40%	(10.45)%	9.65%	(0.67)%	(17.31)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$600	$991	$1,403	$1,724	$2,679
Ratio of net investment loss to average net assets	(5.24)%	(4.09)%	(3.77)%	(3.27)%	(1.85)%
Ratio of expenses to average net assets	7.27%	5.91%	5.52%	5.25%	4.05%
Fund portfolio turnover rate	21%	23%	26%	55%	28%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Large Cap Value Fund
	Class A
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$14.34	$17.32	$15.14	$13.92	$14.18
Income from investing operations
Net investment loss (c)	(0.52)	(0.36)	(0.29)	(0.23)	(0.09)
Net realized and unrealized gain (loss) on securities	4.51	(1.15)	2.95	1.49	(0.15)
Total from investment operations	3.99	(1.51)	2.66	1.26	(0.24)
Less distributions
From net capital gain	(5.48)	(1.47)	(0.48)	(0.04)	(0.02)
Total distributions	(5.48)	(1.47)	(0.48)	(0.04)	(0.02)
Redemption fees (b)(c)	-	-	-	-	-
Net asset value, end of year	$12.85	$14.34	$17.32	$15.14	$13.92
Total Investment Return (a)	27.87%	(8.40)%	17.56%	9.08%	(1.68)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$4,602	$5,564	$7,224	$6,953	$6,587
Ratio of net investment loss to average net assets
With expense reductions	(3.18)%	(2.11)%	(1.80)%	(1.60)%	(0.64)%
Without expense reductions	(3.93)%	(2.86)%	(2.54)%	(2.35)%	(1.39)%
Ratio of expenses to average net assets
With expense reductions	5.26%	4.12%	3.78%	3.85%	2.72%
Without expense reductions	6.01%	4.87%	4.53%	4.60%	3.47%
Fund portfolio turnover rate	0%	0%	0%	0%	7%
	Class C
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$11.84	$14.70	$13.01	$12.06	$12.39
Income from investing operations
Net investment loss (c)	(0.53)	(0.41)	(0.36)	(0.28)	(0.17)
Net realized and unrealized gain (loss) on securities	3.72	(0.98)	2.53	1.27	(0.14)
Total from investment operations	3.19	(1.39)	2.17	0.99	(0.31)
Less distributions
From net capital gain	(5.48)	(1.47)	(0.48)	(0.04)	(0.02)
Total distributions	(5.48)	(1.47)	(0.48)	(0.04)	(0.02)
Redemption fees (b)(c)	-	-	-	-	-
Net asset value, end of year	$9.55	$11.84	$14.70	$13.01	$12.06
Total Investment Return	26.97%	(9.08)%	16.67%	8.24%	(2.48)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$275	$406	$544	$837	$1,160
Ratio of net investment loss to average net assets
With expense reductions	(3.93)%	(2.85)%	(2.57)%	(2.34)%	(1.41)%
Without expense reductions	(4.69)%	(3.60)%	(3.31)%	(3.09)%	(2.16)%
Ratio of expenses to average net assets
With expense reductions	6.02%	4.87%	4.53%	4.59%	3.50%
Without expense reductions	6.78%	5.62%	5.27%	5.34%	4.25%
Fund portfolio turnover rate	0%	0%	0%	0%	7%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Mid Cap Value Fund
	Class A
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$9.20	$13.19	$11.78	$10.28	$13.46
Income from investing operations
Net investment loss (c)	(0.60)	(0.52)	(0.49)	(0.40)	(0.31)
Net realized and unrealized gain (loss) on securities	1.50	(2.12)	1.90	1.90	(2.87)
Total from investment operations	0.90	(2.64)	1.41	1.50	(3.18)
Less distributions
From net capital gain	(2.56)	(1.35)	-	-	-
Total distributions	(2.56)	(1.35)	-	-	-
Redemption fees (b)(c)	-	-	-	-	-
Net asset value, end of year	$7.54	$9.20	$13.19	$11.78	$10.28
Total Investment Return (a)	9.59%	(19.59)%	11.97%	14.59%	(23.63)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$2,800	$3,484	$5,495	$5,728	$4,875
Ratio of net investment loss to average net assets	(5.88)%	(3.93)%	(4.19)%	(3.80)%	(2.48)%
Ratio of expenses to average net assets	6.86%	5.33%	4.94%	4.74%	3.68%
Fund portfolio turnover rate	12%	2%	9%	13%	25%
	Class C
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$7.84	$11.58	$10.42	$9.16	$12.09
Income from investing operations
Net investment loss (c)	(0.57)	(0.54)	(0.51)	(0.42)	(0.37)
Net realized and unrealized gain (loss) on securities	1.28	(1.85)	1.67	1.68	(2.56)
Total from investment operations	0.71	(2.39)	1.16	1.26	(2.93)
Less distributions
From net capital gain	(2.56)	(1.35)	-	-	-
Total distributions	(2.56)	(1.35)	-	-	-
Redemption fees (b)(c)	-	-	-	-	-
Net asset value, end of year	$5.99	$7.84	$11.58	$10.42	$9.16
Total Investment Return	8.87%	(20.16)%	11.13%	13.76%	(24.23)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$39	$258	$407	$366	$661
Ratio of net investment loss to average net assets	(6.46)%	(4.66)%	(4.96)%	(4.56)%	(3.26)%
Ratio of expenses to average net assets	7.45%	6.08%	5.71%	5.54%	4.46%
Fund portfolio turnover rate	12%	2%	9%	13%	25%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Small Cap Value Fund
	Class A
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$20.87	$29.29	$27.23	$24.72	$44.51
Income from investing operations
Net investment loss (c)	(1.06)	(1.25)	(0.99)	(0.92)	(1.06)
Net realized and unrealized gain (loss) on securities	4.31	(4.40)	4.38	7.66	(12.25)
Total from investment operations	3.25	(5.65)	3.39	6.74	(13.31)
Less distributions
From net capital gain	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Total distributions	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Redemption fees (c)	0.02	0.01	0.01	0.01	0.02
Net asset value, end of year	$18.28	$20.87	$29.29	$27.23	$24.72
Total Investment Return (a)	15.59%	(18.74)%	12.47%	27.08%	(30.31)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$10,661	$12,583	$20,439	$26,420	$33,942
Ratio of net investment loss to average net assets	(4.54)%	(4.16)%	(3.72)%	(3.74)%	(2.64)%
Ratio of expenses to average net assets	5.39%	4.40%	4.08%	4.19%	3.03%
Fund portfolio turnover rate	13%	8%	5%	11%	7%
	Class C
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$13.81	$20.75	$19.79	$19.01	$36.59
Income from investing operations
Net investment loss (c)	(0.82)	(1.04)	(0.86)	(0.85)	(1.11)
Net realized and unrealized gain (loss) on securities	2.86	(3.12)	3.15	5.87	(9.99)
Total from investment operations	2.04	(4.16)	2.29	5.02	(11.10)
Less distributions
From net capital gain	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Total distributions	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Redemption fees (c)	0.01	- (b)	0.01	- (b)	0.02
Net asset value, end of year	$10.00	$13.81	$20.75	$19.79	$19.01
Total Investment Return	14.68%	(19.32)%	11.60%	26.12%	(30.83)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$882	$1,745	$2,796	$3,596	$5,180
Ratio of net investment loss to average net assets	(5.33)%	(4.91)%	(4.48)%	(4.51)%	(3.45)%
Ratio of expenses to average net assets	6.12%	5.15%	4.84%	4.95%	3.88%
Fund portfolio turnover rate	13%	8%	5%	11%	7%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Small Cap Value Fund
	Class I
	For the year ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$28.17	$38.17	$35.05	$30.87	$53.06
Income from investing operations
Net investment loss (c)	(1.34)	(1.61)	(1.19)	(1.08)	(1.20)
Net realized and unrealized gain (loss) on securities	5.79	(5.63)	5.63	9.49	(14.52)
Total from investment operations	4.45	(7.24)	4.44	8.41	(15.72)
Less distributions
From net capital gain	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Total distributions	(5.86)	(2.78)	(1.34)	(4.24)	(6.50)
Redemption fees (c)	0.05	0.02	0.02	0.01	0.03
Net asset value, end of year	$26.81	$28.17	$38.17	$35.05	$30.87
Total Investment Return	15.91%	(18.52)%	12.71%	27.10%	(29.94)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$629	$411	$9	$8	$155
Ratio of net investment loss to average net assets	(4.23)%	(4.18)%	(3.47)%	(3.57)%	(2.55)%
Ratio of expenses to average net assets	5.13%	4.41%	3.85%	3.93%	2.86%
Fund portfolio turnover rate	13%	8%	5%	11%	7%

(c)  Based on average shares outstanding.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940 ("the 40 Act"), as amended. The Company currently offers five Funds: Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund also offers Class I shares. Each Class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other Class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Fixed Income securities, which are typically purchased and held as odd lots (less than $1 million) are valued based on bid prices for institutional round lot positions (typically $1 million or greater); round lot prices often reflect more favorable pricing than odd lot holdings. For securities that mature in 60 days or less, the Funds may utilize the amortized cost method of valuation if it is reasonable to conclude it approximates fair value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors (the "Board") using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; and/or (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board. In conducting its assessment and analysis for the purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors, including examining the source and nature of the quotations, to validate that the quotations and prices are representative of fair value.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

The following is a summary of the inputs used to value each Fund's investment securities as of December 31, 2019.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Communication Services	$307,447	$346,566	$604,481	$226,155	$470,946
Consumer Discretionary	600,897	280,127	632,087	868,824	1,932,510
Consumer Staples	479,876	152,041	906,607	-	764,190
Energy	423,801	146,383	-	322,698	3,253,482
Financials	577,771	304,889	808,240	314,177	1,388,675
Health Care	597,227	301,278	240,685	124,763	323,700
Industrials	610,605	461,754	872,033	846,735	4,303,169
Information Technology	597,676	264,489	920,942	101,581	-
Materials	109,140	-	-	77,355	-
Utilities	301,853	-	-	-	-
Preferred Stock
Financials	692,599	100,880	-	-	-
Level 1 Total	5,298,892	2,358,407	4,985,075	2,882,288	12,436,672
Level 2 - Other significant observable inputs
Corporate Bond
Consumer Discretionary	255,375	104,198	-	-	-
Consumer Staples	101,115	-	-	-	-
Financials	1,348,894	201,704	-	-	-
Health Care	97,875	97,875	-	-	-
Information Technology	-	150,113	-	-	-
Real Estate	467,067	213,865	-	-	-
Convertible Corporate Bond
Financials	252,506	-	-	-	-
Level 2 Total	2,522,832	767,755	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-
Total Investments	$7,821,724	$3,126,162	$4,985,075	$2,882,288	$12,436,672

Equity securities (common and preferred stock) that are actively traded and market priced are typically classified as Level 1 securities. Fixed income securities are typically classified as Level 2 securities. The Funds had no Level 3 holdings during the year ended December 31, 2019.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents. For cash management purposes, each Fund may concentrate cash with the Fund's custodian, United Missouri Bank, ("UMB"). This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized or accreted using the effective interest method.

D. Dividends and Distributions to Shareholders. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board determines the amount and timing of such payments.

E. Federal Income Tax. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2019 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2016, 2017, 2018 and 2019 are still subject to examination by major federal jurisdictions. Tax years 2015, 2016, 2017, 2018, and 2019 are still subject to examination by major state jurisdictions.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

At December 31, 2019, components of distributable earnings on a tax basis were as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$-	$-	$-	$-
Undistributed long-term gains	138,571	74,522	246,156	-	639,076
Post October loss	-	-
Net unrealized appreciation on investments	1,559,760	577,988	3,165,598	621,570	3,251,512
Accumulated earnings	$1,698,331	$652,510	$3,411,754	$621,570	$3,890,588

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items, if any.

As of December 31, 2019, the Funds had no accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes.

During the most recent fiscal year, the Fund had no capital losses carried forward under the provisions of the Act that were utilized.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statements of Assets and Liabilities. Net assets and net asset value per share are not affected by these reclassifications.

For the year ended December 31, 2019, reclassifications among the components of net assets are as follows:

	Accumulated Earnings	Paid in Capital
Income and Equity Fund	$55,608	$(55,608)
Balanced Fund	141,866	(141,866)
Large Cap Value Fund	179,017	(179,017)
Mid Cap Value Fund	251,437	(251,437)
Small Cap Value Fund	659,703	(659,703)

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes , as well as differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

Pursuant to the Expense Limitation Agreements, providing for the waiver of fees by the Investment Manager, the following amounts were waived for the period ended December 31, 2019.

Management Fees Waived
Income and Equity Fund	$77,002
Large Cap Value Fund	41,677

The Investment Manager does not have any rights to recover fees it waives, with respect to any of the Funds.

For the year ended December 31, 2019, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company and a wholly-owned subsidiary of the Investment Manager, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Funds or PGFD may subsidize the amount of commissions charged by the clearing firm for small trades; if so, the Brokerage Commission Received / (Paid) shown below may be negative. The Company's Board has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received/(Paid)
Income and Equity Fund	$13	$-	$227
Balanced Fund	113	625	(98)
Large Cap Value Fund	272	546	544
Mid Cap Value Fund	520	144	79
Small Cap Value Fund	790	366	1,114

The Company has also entered into separate agreements with Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company and a wholly-owned subsidiary of the Investment Manager, that provide for transfer agent fees at a rate of $21 per year per open account and $3.50 per year per closed account, with a minimum charge of $1,800 per month per class for each Fund; fund accounting fees equal to the greater of $1,500 or three basis points for the first hundred million in net assets and one basis point on the balance of net assets for each Fund per month; and annual administrative agent fees of five basis points of average daily net assets of each Fund subject to a maximum annual fee of $50,000 per Fund. The fee is computed and payable monthly. The Company reimburses the Investment Manager for monthly expenses related to the Company's Compliance Program. The Company also reimburses PGIS for applicable out-of-pocket expenses incurred in connection with transfer agent or fund accounting services performed.

On the Statements of Assets and Liabilities, "Accounts payable to related parties" consists of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class A shares. The Company has also adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class C shares and a distribution fee in an amount up to 0.75% per annum of each Fund's average daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2019, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Income and Equity Fund	$21,767	$15,598	$37,365
Balanced Fund	7,259	7,649	14,908
Large Cap Value Fund	12,922	3,682	16,604
Mid Cap Value Fund	8,697	1,104	9,801
Small Cap Value Fund	30,976	12,223	43,199

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of December 31, 2019. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2019			As of December 31, 2019
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Income and Equity Fund	$206,150	$6,351,687	$6,261,964	$1,822,062	$262,302	$1,559,760
Balanced Fund	774,321	2,320,560	2,548,174	770,854	192,866	577,988
Large Cap Value Fund	-	2,551,986	1,819,477	3,165,598	-	3,165,598
Mid Cap Value Fund	419,693	1,882,939	2,260,718	1,169,326	547,756	621,570
Small Cap Value Fund	1,940,906	7,334,379	9,185,160	6,958,932	3,707,420	3,251,512

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2019 and 2018 was as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2019
Distributions paid from:
Ordinary Income	$634	$-	$-	$-	$-
Long-Term Capital Gain	572,699	241,675	1,543,356	732,323	3,092,375
Total Distributions	$573,333	$241,675	$1,543,356	$732,323	$3,092,375
Year ended December 31, 2018
Distributions paid from:
Ordinary Income	$54,930	$-	$-	$-	$-
Long-Term Capital Gain	930,595	320,041	564,609	481,572	1,856,667
Total Distributions	$985,525	$320,041	$564,609	$481,572	$1,856,667

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through year end 2019, and through year end 2018, are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Year ended December 31, 2019			Year ended December 31, 2018
	Class A	Class C	Class I	Class A	Class C	Class I
Income and Equity Fund	$-	$-	N/A	$-	$-	N/A
Balanced Fund	-	-	N/A	1,251	443	N/A
Large Cap Value Fund	20	1	N/A	1,901	154	N/A
Mid Cap Value Fund	38	1	N/A	559	45	N/A
Small Cap Value Fund	10,911	934	$1,054	3,350	463	$83

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares sold	40,407	$479,622	67,476	$878,374
Reinvestment of distributions	33,894	401,984	61,385	696,443
	74,301	881,606	128,861	1,574,817
Shares repurchased	(484,052)	(5,838,704)	(122,273)	(1,566,404)
Net increase (decrease)	(409,751)	$(4,957,098)	6,588	$8,413
Class C
Shares sold	-	$-	40	$500
Reinvestment of distributions	8,924	98,606	13,127	139,936
	8,924	98,606	13,167	140,436
Shares repurchased	(61,222)	(698,158)	(26,171)	(322,866)
Net decrease	(52,298)	$(599,552)	(13,004)	$(182,430)
	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares sold	29,351	$332,876	4,932	$63,768
Reinvestment of distributions	15,501	167,564	20,571	206,942
	44,852	500,440	25,503	270,710
Shares repurchased	(107,292)	(1,205,110)	(59,567)	(749,393)
Net decrease	(62,440)	$(704,670)	(34,064)	$(478,683)
Class C
Shares sold	6,283	$60,811	10,494	$115,943
Reinvestment of distributions	5,791	52,466	9,988	86,193
	12,074	113,277	20,482	202,136
Shares repurchased	(57,356)	(557,271)	(37,683)	(416,975)
Net decrease	(45,282)	$(443,994)	(17,201)	$(214,839)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares sold	13,343	$214,678	17,199	$302,278
Reinvestment of distributions	102,815	1,319,122	35,783	493,441
	116,158	1,533,800	52,982	795,719
Shares repurchased	(145,974)	(2,369,680)	(82,053)	(1,411,783)
Net decrease	(29,816)	$(835,880)	(29,071)	$(616,064)
Class C
Shares sold	-	$1	-	$154
Reinvestment of distributions	3,365	32,106	1,673	19,059
	3,365	32,107	1,673	19,213
Shares repurchased	(8,805)	(115,704)	(4,352)	(63,039)
Net decrease	(5,440)	$(83,597)	(2,679)	$(43,826)
	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares sold	28,050	$292,211	10,331	$137,278
Reinvestment of distributions	91,406	694,689	48,670	428,786
	119,456	986,900	59,001	566,064
Shares repurchased	(126,809)	(1,288,923)	(97,092)	(1,314,598)
Net decrease	(7,353)	$(302,023)	(38,091)	$(748,534)
Class C
Shares sold	22	$201	104	$1,245
Reinvestment of distributions	1,980	11,940	5,012	37,642
	2,002	12,141	5,116	38,887
Shares repurchased	(28,327)	(251,345)	(7,367)	(80,662)
Net decrease	(26,325)	$(239,204)	(2,251)	$(41,775)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

	Year ended December 31, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares sold	35,004	$847,284	13,852	$419,373
Reinvestment of distributions	136,501	2,500,692	72,839	1,443,664
	171,505	3,347,976	86,691	1,863,037
Shares repurchased	(191,109)	(4,442,863)	(181,697)	(5,374,621)
Net decrease	(19,604)	$(1,094,887)	(95,006)	$(3,511,584)
Class C
Shares sold	1,746	$25,934	1,394	$30,052
Reinvestment of distributions	30,046	301,358	20,650	270,715
	31,792	327,292	22,044	300,767
Shares repurchased	(69,942)	(1,081,533)	(30,444)	(639,644)
Net decrease	(38,150)	$(754,241)	(8,400)	$(338,877)
Class I
Shares sold	32,133	$1,084,112	13,420	$587,963
Reinvestment of distributions	4,201	112,888	1,269	33,927
	36,334	1,197,000	14,689	621,890
Shares repurchased	(27,434)	(899,575)	(338)	(13,044)
Net increase	8,900	$297,425	14,351	$608,846

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2019

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB, on an unsecured basis, at 3.75% over the Federal Funds rate. As of December 31, 2019, Income & Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $3,660, $79,098, $18,870 and $188,129, respectively, and were paying interest at 5.23% per annum on their outstanding borrowings. For the year ended December 31, 2019, the Income & Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had a daily average borrowing of $60,579, $20,948, $36,975, $11,409 and $79,098, respectively, with a weighted average interest rate of 5.90%, 5.55%, 5.57%, 5.64% and 5.47% per annum, respectively. No compensating balances were required.

Note 8. Recent Pronouncements

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. Management adopted the implications of the ASU and determined no material impact on the financial statement disclosures.

Note 9. Subsequent Events

On February 21, 2020, the Board of Directors for the Funds approved a proposal, subject to shareholder approval, to dissolve and liquidate the Funds, which include the Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, on or about March 30, 2020 (the liquidation date). In anticipation of the dissolution and liquidation, the Funds closed to investments effective as of the close of business on February 21, 2020.

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pacific Advisors Fund Inc.
and the Shareholders of Income and Equity Fund, Balanced Fund, Large Cap Value Fund,
Mid Cap Value Fund and Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, each a series of shares of beneficial interest in Pacific Advisors Fund Inc. (the "Funds"), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Pacific Advisors Fund Inc. since 2015.
Philadelphia, Pennsylvania
February 27, 2020

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts (Unaudited)

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements (the "Agreements") for the Funds at its meeting held on August 15, 2019 (the "Meeting"). At the Meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the financial condition and profitability of PGIMC, including information regarding PGIMC's cost of providing services, as well as comparative fee and expense information for a peer group of funds; (2) investment performance of each Fund over various periods, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) the services provided by PGIMC to the Funds; (4) sales and redemption data for each Fund; (5) the extent to which economies of scale could be realized as the Funds grow and whether fee levels reflect any economies of scale for the Funds' investors; (6) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (7) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC and its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non- investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Meeting, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds, as well as the changes in such personnel, and the duties that such personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; monitoring compliance with various policies and procedures of the Funds; and responsiveness to the Independent Directors. The Board was provided with, and considered information regarding, PGIMC's trading; operations; compliance; and investment research functions. The Board considered PGIMC's marketing strategy with respect to the Funds and the current asset levels of the Funds. The Board also considered the Funds' compliance program, the compliance and risk management reports periodically furnished to the Board, and the results of any regulatory exams. The Board concluded that the Funds have the potential to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements.

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts (Unaudited)

Investment Performance of PGIMC and the Funds. The Board considered the performance of PGIMC and the Funds, including each Fund's year-to-date, one-, three-, five-, ten-year and since-inception performance for the periods ended June 30, 2019 and December 31, 2018; as well as certain comparative performance information sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided information regarding PGIMC's investment decision making process and trade execution policies and strategies. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks, peers and, with respect to the Balanced Fund and Income and Equity Fund, the blended returns of the Fund's benchmarks, and their investment objectives and strategies and PGIMC's role in the overall Corporation's complex, the Board noted the challenging market conditions affecting the recent performance of the Funds; the Board remained very attentive to the substantial underperformance over the more recent and longer-term periods and the very high relative expenses.

Among other factors, the Board considered:

(i) with respect to the Small Cap Value Fund: the Fund's performance over the year-to-date and one-year periods has lagged its peers due, in large part, to volatile conditions in the fourth quarter 2018 and second quarter 2019; the strong performance over the three year period when the Fund was ranked in the top 20% of its Lipper category, and its performance surpassed the average for its Lipper category, and 7 of its 10 peer funds; the Fund's disappointing longer-term performance in light of challenging market conditions; and management's explanation of the Fund's investment strategy, portfolio composition and long-term growth potential;

(ii) with respect to the Mid Cap Value Fund: the impact of recent volatility (in the fourth quarter of 2018 and the second quarter of 2019) leading to underperformance for the one-year period; the Fund's year-to-date performance from January 1 through September 30, 2018, and from January 1 through March 31, 2019, when the Fund surpassed the average for its Lipper category and 9 of its 10 peer Funds, and 6 of its 10 peer Funds, respectively ; the Fund's positioning for economic growth; the Fund's performance in light of the mid-cap strategy adopted at the end of 2010 and its long-term investment approach; and management's explanation of the Fund's focused portfolio strategy and long-term growth potential;

(iii) with respect to the Large Cap Value Fund: the Fund's 1-year performance (which surpassed the average return for its Lipper category and 5 of its 10 peer funds); challenging market conditions given the Fund's emphasis on minimizing volatility; management's explanation of the Fund's conservative approach and value strategy and its expectation for the Fund to grow at a slower rate in rising markets while potentially providing better downside protection in falling markets; and management's recognition of the difference between the Fund's concentrated portfolio focused on leading mega-cap companies within the benchmark S&P 500® Index, and the benchmark's larger number of holdings;

(iv) with respect to the Balanced Fund: the Fund's disappointing shorter and longer-term performance has been impacted by volatile market conditions and the Fund's investment objective and policies; and management's explanation of the Fund's equity approach to seek total return while minimizing risk and its fixed income strategy, in response to the persistently low yields and heightened interest rate volatility of the past few years, to remain concentrated in shorter-term bonds which provided greater principal protection during periods of rising interest rates and market turbulence; and

(v) with respect to the Income and Equity Fund: the Fund's relatively steady performance in light of market conditions and the Fund's investment objective, strategies, and policies; management's explanation of the Fund's more defensive fixed income strategy during the past few years focused on

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts (Unaudited)

short-to-intermediate- term investment grade, lower-duration bonds seeking to provide greater principal protection and manage interest rate risk; the Fund's use of high-quality, well-established equities with attractive dividend yields to achieve total return; and the Fund's active strategy which was positioned to preserve valuations as interest rates rise.

The Board concluded that PGIMC's explanations provided a reasonable basis for understanding the performance of each Fund that underperformed in comparison to its peer group and benchmark. The Board recognized the importance and potential value of PGIMC's consistency and discipline with respect to its investment strategies and determined that these factors overall weighed in favor of renewing the relevant Agreement for each Fund given the Board's continued monitoring of each Fund's investment performance and the potential for improvement based in part on improvements in relative performance for certain Funds for certain recent periods.

Costs of Services and Profits Realized by PGIMC. The Board reviewed PGIMC's 2018 financial statements. The Board reviewed the 2018 consolidated statement of operations of PGIMC and its subsidiaries and also considered the costs and profitability of PGIMC and its affiliates from their operations. The Board also reviewed the 2018 consolidated statement of financial condition of PGIMC and its subsidiaries and considered the financial condition of PGIMC and its ability to provide the services specified under the Agreements and expected by the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund.

The comparative fee information provided to the Board indicated that each Fund's advisory fee rate was near or towards the high-end of the range of its comparable funds (with the exception of Mid Cap Value Fund which, along with one of its peers, charged the highest advisory fee), given the level of each Fund's assets and of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio characteristics, investment style and asset level. The Board noted, however, that gross expenses and/or net expenses for each Fund, even with the application of the expense limitations, as applicable, continued to place it as the most expensive fund in its respective peer group, in some cases by a considerable margin. The Board reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2018, PGIMC had waived fees for the Income and Equity Fund and Large Cap Value Fund in order to reduce their expenses; and that PGIMC expected to continue to waive fees for the Income and Equity Fund and Large Cap Value Fund in 2019 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $5.4 million. The Board recognized the limited financial resources of PGIMC with respect to subsidizing the Funds' expenses and the small asset size of each Fund. The Board noted PGIMC's efforts to increase Fund assets, recognizing that as Fund assets increase, the Funds' expense ratios would decrease as fixed costs are spread over a larger asset base. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and, based on information furnished by PGIMC, the benefits to the Funds of having such services provided by such affiliates and the potential alternatives and related costs. The Board also considered the Funds' sales and redemption data in the first six months of 2019, in light of current market conditions and industry trends. The Board concluded that the Funds' management fees were reasonable in light of the services provided, despite the high level of other expenses.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts (Unaudited)

arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios for the Funds were impacted by lower asset levels for all of the Funds in 2018 as compared to prior periods. Based on its review, the Board concluded that the Funds' management fee structures have the potential to allow shareholders to benefit from economies of scale if the Funds' assets were to increase. The Board also considered that PGIMC had been waiving fees for the Income and Equity Fund and the Large Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers (Unaudited)

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (76)	Director	1992	Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman, President and CEO, Vital Reality, Inc. and Vital Reality USA, Inc. (digital game developer); Chairman and President, Gammaker Inc. (mobile game developer); and formerly Chairman and CEO, AdLib Mediation, Inc. (mobile advertising) (2013-2019)	None
Peter C. Hoffman (69)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc., RDJC, LLP; and formerly Sierra Pursuits, Inc. (management company) (1988-2019)	None
Louise K. Taylor, PhD (73)	Director	1992	Assistant Executive Director, School Employers Association of California; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Director2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
George A. Henning (72)*	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 5 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers (Unaudited)

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (42)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (66)	Vice President and Chief Compliance Officer	2001

Executive Vice President, Chief Compliance Officer, Treasurer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Treasurer and Director, Pacific Global Investor Services, Inc.

Araceli Olea (47)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (46)	Treasurer	2014	Treasurer, Pacific Global Fund Distributors, Inc. and formerly Vice President and Treasurer, Pacific Global Investment Management Company (2014-2019); and Treasurer, Pacific Global Investor Services, Inc. (2014-2019)

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on the director's affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2019. The Funds designated and paid as short-term capital gain and long-term capital gain distributions as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Short-term capital gain distributions	$-	$-	$-	$-	$-
Long-term capital gain distributions	572,699	241,675	1,543,356	732,323	3,092,375

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Corporate dividends-received deduction	100.00%	N/A	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2018 are designated as "qualified dividend income," as defined in Act and subject to reduced tax rates in 2018.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Percentage of qualified dividends	100.00%	N/A	N/A	N/A	N/A

In January 2020, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
L. Michael Haller, III
Peter C. Hoffman
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Barbara A. Kelley, Vice President
Catherine L. Henning, Vice President and Secretary
Araceli Olea, Assistant Secretary
Jingjing Yan, Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                                                         Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.                                                         Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.                                                         Principal Accountant Fees and Services

(a)-(d)              BBD LLP (“BBD”) billed the Registrant aggregate fees for professional services rendered for the fiscal years ending December 31, 2018 and December 31, 2019 as follows:

BBD	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2019	$96,000	$0	$15,000	$0
2018	$96,000	$0	$15,000	$0

(b)                                 Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)                            Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)                   The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)                   None.

(f)                                   None.

(g)                                  None.

(h)                                 Not applicable.

Item 5.                                                         Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                                         Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                                                         Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                                                Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                                                  Controls and Procedures.

(a)                                 Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                                                  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

Item 13.                                                  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 4, 2020

By:	/s/ Jingjing Yan
Jingjing Yan
Chief Financial Officer

Date:	March 4, 2020